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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DRUG EMPORIUM, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                                 DRUG EMPORIUM

                 155 Hidden Ravines Drive o Powell, Ohio 43065
                            Telephone: 614/548-7080


May 22, 1997

Dear Stockholder:

     Enclosed is a substitute proxy card. The proxy card you received with the Proxy Statement and Annual Report did not provide space for you to vote on Items 3 and 4.

     If you have already completed and returned your proxy card and you approve of the Proxy being voted AGAINST Items 3 and 4, you DO NOT need to complete this card.

     If you have not yet completed your proxy card or you wish to vote FOR Items 3 and 4, please use the enclosed replacement proxy card.

     We are sorry for the inconvenience.

Sincerely,

/s/ JANE H. LAGUSCH

Jane H. Lagusch
Secretary

JHL/lb

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                                   DRUG EMPORIUM, INC.

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                              ANNUAL MEETING OF STOCKHOLDERS

                                      JUNE 25, 1997

             The undersigned hereby appoints Jane H. Lagusch and Timothy S. McCord and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Drug Emporium, Inc. (the "Company") and any adjournments thereof and to vote all shares of common stock the undersigned would be entitled to vote as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the meeting.

           1. ELECTION OF DIRECTORS:

             [ ] FOR all nominees listed below
                 (except as marked to
                 the contrary below)

                    Macy T. Block   Thomas D. Igoe   David L. Kriegel

          (INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name on the space provided below.)

          ----------------------------------------------------------------------

           2. To approve and ratify the appointment of Ernst & Young as independent auditors for the fiscal year ending February 28, 1998.

                     [ ] For           [ ] Against           [ ] Abstain

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR PROPOSAL 2.

           3. Stockholder Proposal requesting elimination of election of directors by class.

                      [ ] For           [ ] Against           [ ] Abstain

           4. Stockholder Proposal requesting the Board of Directors to engage an investment banker to explore alternatives to enhance the value of the Company.

                      [ ] For           [ ] Against           [ ] Abstain

             THE BOARD OF DIRECTORS RECOMMENDS VOTES AGAINST ITEMS 3 AND 4.
                                         (continued on reverse side)

           5. To take action and vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

             THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 5 AND "AGAINST" 3 AND 4.

                                                   Dated:  , 1997

                                                   Signed

                                                   Signed

                                                    If the shares are issued in
                                                   the names of two or more
                                                   persons, each person should
                                                   sign the Proxy. If the shares
                                                   are issued in the name of a
                                                   corporation or a partnership,
                                                   please sign in the corporate
                                                   name, by president or other
                                                   authorized officer, or in the
                                                   partnership name, by an
                                                   authorized person.

                                                    Please sign exactly as your
                                                   name appears and return this
                                                   Proxy promptly in the
                                                   accompanying postage-paid
                                                   envelope. When signing as an
                                                   Attorney, Executor,
                                                   Administrator, Trustee,
                                                   Guardian or in any other
                                                   representative capacity,
                                                   please give your full title
                                                   as such.

                 PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY
                                                 [ ] WITHHOLD AUTHORITY to vote
                                                     for all nominees listed
                                                     below.